CUSIP No. 29415B103	13D	Page 1 of 2 Pages

Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Enviva Partners, LP. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

Dated: January 10, 2022

ENVIVA COLLATERAL PLEDGECO, LLC
By Enviva Cottondale Acquisition I, LLC, its managing member,
By Riverstone Echo Continuation Holdings, L.P., its member,
By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

ENVIVA COTTONDALE ACQUISITION I, LLC
By Riverstone Echo Continuation Holdings, L.P., its member,
By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ENVIVA HOLDINGS GP, LLC
By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ECHO ROLLOVER HOLDINGS, L.P.
By Riverstone Echo Rollover GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ECHO CONTINUATION HOLDINGS, L.P.
By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ECHO PF HOLDINGS, L.P.
By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

[Joint Filing Agreement]

CUSIP No. 29415B103	13D	Page 2 of 2 Pages

RIVERSTONE ECHO ROLLOVER GP, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ECF GP, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ECHO PARTNERS, L.P.
By Riverstone Echo GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE ECHO GP, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE HOLDINGS LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Authorized Person

RIVERSTONE/GOWER MGMT CO HOLDINGS, L.P.
By: Riverstone Management Group, L.L.C., its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Manager

RIVERSTONE MANAGEMENT GROUP, L.L.C.

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Manager

/s/ David M. Leuschen
David M. Leuschen

/s/ Pierre F. Lapeyre, Jr.
Pierre F. Lapeyre, Jr.

[Joint Filing Agreement]